SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report:                     November 30, 2004
               ----------------------------------------------------------------
                       (Date of earliest event reported)

                            Core Bond Products LLC
-------------------------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)

         Delaware                   000-50084             06-1646732
-------------------------------------------------------------------------------
(State of Incorporation)           (Commission         (I.R.S. Employer
                                   File Number)       Identification No.)


        Bank of America Corporate Center
          Charlotte, North Carolina                28255
-------------------------------------------------------------------------------
(Address of Principal Executive Offices)          (Zip Code)

       Registrant's Telephone Number, including area code (704) 386-7484
                                                          --------------

ITEM 8.01         Other Events
                  ------------

     On November 30, 2004, a distribution was made to the holders of Core Investment Grade Bond Trust I Pass-Through Certificates, Series 2002-1, issued pursuant to a Trust Agreement, dated as of November 20, 2002, among Core Bond Products LLC, as depositor, The Bank of New York, as trustee and securities intermediary (the "Trustee"), and Banc of America Securities LLC, as administrative agent. More specific information with respect to this distribution is filed as Exhibit 99.1 hereto.

ITEM 9.01         Financial Statements and Exhibits
                  ---------------------------------

         (a)      Financial statements of businesses acquired.

                  Not Applicable.

         (b)      Pro forma financial information

                  Not Applicable.

         (c)      Exhibits

                  The following exhibits were filed as part of this report:

                  99.1 Trustee's statement to certificate holders of Core Investment Grade Bond Trust I Pass-Through Certificates, Series 2002-1, in respect of the distribution made on November 30, 2004.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             Core Bond Products LLC, as Depositor of the Core Investment Grade Bond Trust I

                                /s/ Corey B. Pinkston
                             -----------------------------------------
                             Name:  Corey B. Pinkston
                             Title: Principal Executive Officer

December 8, 2004

                               INDEX TO EXHIBITS

    Exhibit No.                         Description
    ----------                          -----------

        99.1 Trustee's statement to certificate holders of Core Investment Grade Bond Trust I Pass-Through Certificates, Series 2002-1, in respect of the distribution made on November 30, 2004.